SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               February 25, 2005
         ------------------------------------------------------------
               Date of Report (Date of earliest event reported)


                       Hayes Lemmerz International, Inc.
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            (Exact name of registrant as specified in its charter)


            Delaware                     000-50303               32-0072578
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(State or other jurisdiction of    (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                             Identification No.)


                          HLI Operating Company, Inc.
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            (Exact name of registrant as specified in its charter)


          Delaware                    333-107539                30-0167742
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(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)


              15300 Centennial Drive, Northville, Michigan 48167
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                (734) 737-5000
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             (Registrant's telephone number, including area code)


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         This report includes forward looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations and beliefs concerning future events that involve risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Such information contains certain estimates and other forward-looking information which is based on assumptions that we believe, as of the date hereof, are reasonable, however, there will inevitably be differences between such estimates and our actual results, because events and circumstances frequently do not occur as expected, and those differences may be material. The estimates and forward-looking statements contained herein, while presented with numeric specificity, are based on numerous assumptions and are subject to significant uncertainties and contingencies, many of which are beyond our control. Consequently, we cannot assure you that any estimates and forward-looking statements will be realized. The numbers presented in this report as actual could change. You are cautioned not to place undue reliance on the estimates in this report.

ITEM 2.02.  Results of Operation and Financial Condition.

         Hayes Lemmerz International, Inc. (the "Company") issued a press release today containing updated guidance with respect to its 2004 fiscal year which ended January 31, 2005, a copy of which is attached hereto as Exhibit 99 and incorporated by reference herein.

         The information contained in this Item 2.02 and in Exhibit 99 is not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the information by reference. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

ITEM 2.05.  Costs Associated with Exit or Disposal Activities.

         On February 25, 2005, the Company approved plans for the closure of its La Mirada, California manufacturing facility and the transfer of production of the aluminum wheels manufactured at this facility to the Company's Huntington, Indiana facility, which is located closer to its customers. The closure will result in the elimination of approximately 120 employee positions. As part of management's on-going rationalization initiatives, the decision to close the La Mirada facility was based on improving capacity utilization and overall efficiency of the Company.

         The Company estimates that the closure plan will result in a charge to earnings of approximately $8.8 million in fiscal 2005. Estimates of the total cost the Company expects to incur for each major type of cost associated with the plan are: (i) $2.4 million for lease termination costs; (ii) $2.2 million for severance benefits and employee termination costs, including worker's compensation charges; (iii) $1.9 million for asset impairments related to a write-down of the facility's property, plant and equipment and indirect supplies to net realizable value; (iv) $1.5 million for plant closing costs and decommissioning costs; and (v) $0.8 million in other associated costs. Net cash outlays during fiscal 2005 and 2006 related to the closure are expected to be approximately $6.9 million.

         The Company announced its decision to close the La Mirada facility today in the press release which is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 2.06.  Material Impairments.

         The disclosure included under Item 2.05 of this Form 8-K and in the press release attached hereto as Exhibit 99 is incorporated by reference into this Item 2.06.

ITEM 8.01.  Other Events.

         The disclosure included under Items 2.02, 2.05 and 2.06 of this Form 8-K and in the press release attached hereto as Exhibit 99 is incorporated by reference into this Item 8.01.

ITEM 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

See Exhibit Index.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HAYES LEMMERZ INTERNATIONAL, INC.


                                           By:  /s/ Patrick C. Cauley
                                                -----------------------------
                                                Patrick C. Cauley
                                                Vice President, General Counsel
                                                and Secretary

   Dated: March 3, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           HLI OPERATING COMPANY, INC.


                                           By:  /s/ Patrick C. Cauley
                                                -----------------------------
                                                Patrick C. Cauley
                                                Vice President, General Counsel
                                                and Secretary

   Dated: March 3, 2005

                                 EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99                Press release of the Company dated March 3, 2005.

                                                                    EXHIBIT 99
                                                                    ----------

      Hayes Lemmerz Announces Strategic Actions to Fuel Long-Term Growth
                        and Improve Financial Profile

   Provides Update on Fiscal Year 2004 Guidance and Fiscal Year 2005 Outlook



NORTHVILLE, Mich., March 3, 2005 -- Hayes Lemmerz International, Inc. (NASDAQ:HAYZ) announced today strategic actions designed to fuel long-term growth, support its international expansion, strengthen its competitive capabilities and improve its financial profile. The actions reflect the Company's ongoing commitment to grow as a low-cost global automotive supplier through outstanding customer satisfaction.

"The Company is committed to improving profitability over the long term for our shareholders and today's announcements are integral to fulfilling this plan," said Curtis Clawson, President, Chief Executive Officer and Chairman of the Board of Hayes Lemmerz. "This past year, we have continued to aggressively implement our strategy of growing in low-cost countries to serve our customers as they continue to expand in markets outside of the U.S. and Western Europe. By focusing on customer service, in both new and established markets, and by implementing the strategic decisions announced today, we believe that the Company will build value for our shareholders."

The Company announced today plans to:

o Issue approximately $150 million of Euro denominated, senior unsecured notes in a private placement, as described in a press release issued earlier today;
o Establish an accounts receivable securitization program to finance the U.S. equivalent of up to $25 million of the Company's international accounts receivable; and
o Close its aluminum wheel manufacturing facility in La Mirada, California and transfer the production at this facility to the Company's Huntington, Indiana facility.

The Company also announced updated guidance for fiscal year 2004 and updated its outlook for fiscal year 2005.

Specific details of today's announcements include the following:

Senior Notes Offering

As described in a press release issued earlier today, the Company intends to offer approximately $150 million of Euro denominated, senior unsecured notes. The notes offering will be contingent upon obtaining the amendment to the Credit Agreement described below.

International Accounts Receivable Securitization Program

In order to accelerate cash flow and enhance liquidity in international locations, the Company has received a commitment from a European financial institution to establish an accounts receivable securitization program to finance the U.S. equivalent of up to $25 million of its international accounts receivable. This program will complete the $100 million accounts receivable program previously announced by the Company. The program is expected to be similar to the $75 million accounts receivable securitization facility that the Company established in the U.S. in December 2004. The Company noted that, although it expects to finalize the securitization program in the first half of 2005, there can be no assurance as to whether or when the program will be completed.

Credit Agreement Amendment

The Company will seek the approval of the lenders under its $450 million Senior Secured Term Loan and its $100 million Senior Secured Revolving Credit Loan of an amendment to its Credit Agreement to permit the Company to use approximately 50% of the net proceeds from the proposed divestiture of its Commercial Highway Hub and Drum business for capital expenditures; permit the Company to offer the new senior unsecured notes and retain a portion of the proceeds from the notes offering for working capital purposes; and modify certain financial covenants contained in the Credit Agreement. The Company said that, although it expects approval of the proposed amendment, no assurance can be given that the lenders will approve the proposed amendment.

Ongoing Strategy

The Company reiterated its strategy of focusing on actions to maximize shareholder value. "Our long-term goal has always been to maximize our shareholder value. We will continue to pursue aggressive cost reductions, investments in the right geographic markets, and focus our resources on our core strengths where we have a competitive advantage. And, we must always consider other strategic options that will maximize long-term value creation and be in the best interest of our shareholders," said Mr. Clawson.

Consistent with its long-term strategy, the Company announced today that it intends to close its aluminum wheel manufacturing facility in La Mirada, California, and transfer that plant's production to the Company's facility in Huntington, Indiana, which is located closer to its customers. The La Mirada facility currently employs approximately 120 people.

"Although we regret the impact this decision will have on our La Mirada employees and their families, this closure will better align our available capacity with the market, and make our overall cost structure more competitive," said Mr. Clawson.

As previously reported, the Company is pursuing the sale of its Commercial Highway Hub and Drum business. The Company may also consider the divestiture of other non-core businesses.

The Company's capital expenditures for fiscal year 2004 and fiscal year 2005 include significant investments in low-cost countries, such as previously announced expansions in Mexico, Turkey, Thailand, Brazil and the Czech Republic. By 2009, the Company projects that over 60% of its aluminum wheel capacity will be in low-cost countries. The Company also has other projects under consideration which will further capitalize on this strategic advantage. "We have a thriving international wheel business with a very diverse customer base. We are very proud of the great strides taken by our international colleagues," said Mr. Clawson.

Updated Guidance for Fiscal Year 2004 and Outlook for Fiscal Year 2005

The Company revised its guidance for fiscal year 2004, which ended January 31, 2005. The Company now expects to report total Adjusted EBITDA of approximately $225 million and expects free-cash flow to be about break-even. The Company's previous revenue guidance of approximately $2.2 billion and capital expenditure guidance of approximately $154 million remain unchanged. (See attachment for reconciliation of Adjusted EBITDA.)

The revised guidance reflects lower U.S. production volumes; valuation adjustments of certain non-production inventories; higher than expected one-time costs associated with establishing and testing its internal controls as required by the Sarbanes-Oxley Act; costs related to the Company's implementation of SAP throughout its U.S. operations, which is expected to result in improved operational efficiency; and despite good overall productivity for 2004, the Company had lower operating efficiencies at two of its U.S. manufacturing facilities.

The Company also said that, as of January 31, 2005:

o Amounts financed under its U.S. accounts receivable securitization facility were $57 million;
o    Total debt was approximately $645 million; and
o Excluding letters of credit of approximately $19 million, the Company had no cash draws on its revolving line of credit.

The Company also revised its outlook for fiscal year 2005, ending January 31, 2006. The Company expects total revenue to be approximately $2.3 billion to $2.4 billion and Adjusted EBITDA to be approximately $220 million to $235 million, while free cash flow is expected to be slightly negative. The Company's estimated Adjusted EBITDA is reduced from its prior guidance for fiscal year 2005, primarily because of expected lower North American customer production requirements in the first quarter of the fiscal year.

The Company noted a number of positive factors that point to a stronger second half of 2005 for the business. These include recent successful negotiations with major customers on steel recovery costs; anticipated higher OEM volumes later in the year; and the launch of significant new customer programs.

"While reduced North American OEM volumes have made 2004 a challenging year for the Company and the industry, we firmly believe that our focus on low-cost, high-growth markets distinguishes us from our competitors," said Mr. Clawson. "The actions announced today are designed to fund our international growth strategy without compromising our financial position. Our international strategy has already proven to be very successful. Recently, we acquired and are expanding an aluminum wheel production facility in Mexico, launched a new joint venture in Turkey and are expanding operations in Thailand, Brazil and the Czech Republic. Each of these projects will better serve our customers in the geographies where they are growing. There are many more opportunities on the horizon and we look forward to taking advantage of them in the months and years to come."

The Company will release its fiscal year 2004 financial results on Friday, April 15, 2005, and host its conference call at 9:30 a.m. (ET). Call in information for the year-end earnings conference call will be announced shortly.

Hayes Lemmerz International, Inc. is a world leading global supplier of automotive and commercial highway wheels, brakes, powertrain, suspension, structural and other lightweight components. The Company has 43 facilities and over 11,000 employees worldwide.

This press release includes forward looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations and beliefs concerning future events that involve risks and uncertainties which could cause actual results to differ materially from those currently anticipated. All statements other than statements of historical facts included in this release are forward looking statements. Factors that could cause actual results to differ materially from those expressed or implied in such forward looking statements include the factors set forth in our periodic reports filed with the SEC. Consequently, all of the forward looking statements made in this press release are qualified by these and other factors, risks, and uncertainties.

The notes referred to in this press release will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This press release shall not constitute an offer to sell or a solicitation of an offer to purchase any of the notes nor shall there be any sale of the notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

                       Hayes Lemmerz International, Inc.
                     Revised Guidance as of March 3, 2005

(all $ in millions, unless stated otherwise)


                                                      Revised FY 2004 (1)        Revised FY 2005

     Sales                                                $2.2 billion          $2.3 - $2.4 billion
------------------------------------------------------------------------------------------------------


     Earnings from operations                                 ~ $24                   $0 - $35
           Depreciation & amortization                        ~ 177                  180 - 175
                                                     ------------------------  ----------------------
     EBITDA                                                  ~ $201                 $180 - $210
           Asset impairments/restructuring/other              ~ 24                    40 - 25
                                                     ------------------------  ----------------------
     Adjusted EBITDA(2)                                      ~ $225                 $220 - $235
                                                     ========================  ======================

------------------------------------------------------------------------------------------------------

     Capital Expenditures                                     $154                     ~$145
     (including Mexican low-pressure facility)

------------------------------------------------------------------------------------------------------

     Free Cash Flow                                      break-even                 slightly negative
                                                   (with A/R Securitization)   (with A/R Securitization)


1)   The Company's reported results of operations for fiscal year 2004 will reflect a change in year end for its foreign subsidiaries to January 31. Historically, the Company's foreign subsidiaries have had a fiscal year end of December 31 and the Company has reported on that 12-month period with respect to its foreign operations in its consolidated financial statements.

(2)  EBITDA, a measure used by management to measure operating performance, is defined as earnings from operations plus depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to exclude: (i) asset impairment losses and other restructuring charges; (ii) reorganization items; and
     (iii) other items. We reference these non-GAAP financial measures as a management group frequently in our decision making because they provide supplemental information that facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors' historical operating performance. Institutional investors generally look to Adjusted EBITDA in measuring performance, among other things. We use Adjusted EBITDA to facilitate quantification of planned business activities and enhance subsequent follow-up with comparisons of actual to planned Adjusted EBITDA. In addition, incentive compensation for management is based on Adjusted EBITDA. Fiscal year 2004 Adjusted
     EBITDA includes approximately $11-$12 million attributable to the Company's Commercial Highway Hub and
     Drum business. We are disclosing these non-GAAP financial measures in order to provide transparency to investors.

     Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to earnings from operations as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because not all companies use identical calculations, these presentations of
     Adjusted EBITDA may not be comparable to other similarly titled measures of other companies.
     Additionally, Adjusted EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements.





Contacts:

o    Marika P. Diamond
     Hayes Lemmerz International, Inc.
     (734) 737-5162